Exhibit 10.1

EXECUTION COPY

FIRST AMENDMENT TO THE $1,500,000,000 SECOND AMENDED AND
RESTATED REVOLVING LOAN FACILITY CREDIT AGREEMENT

This FIRST AMENDMENT TO THE $1,500,000,000 SECOND AMENDED AND RESTATED REVOLVING LOAN FACILITY CREDIT AGREEMENT (this “First Amendment”) is made and dated as of the 3rd day of July, 2007, by and among THE MACERICH PARTNERSHIP, L.P., a limited partnership organized under the laws of the state of Delaware (“Macerich Partnership”), AS BORROWER; THE MACERICH COMPANY, a Maryland corporation (“MAC”); MACERICH WRLP II CORP., a Delaware corporation (“Macerich WRLP II Corp.”); MACERICH WRLP II LP, a Delaware limited partnership (“Macerich WRLP II LP”); MACERICH WRLP CORP., a Delaware corporation (“Macerich WRLP Corp.”); MACERICH WRLP LLC, a Delaware limited liability company (“Macerich WRLP LLC”); MACERICH TWC II CORP., a Delaware corporation (“Macerich TWC Corp.”); MACERICH TWC II LLC, a Delaware limited liability company (“Macerich TWC LLC”); MACERICH WALLEYE LLC, a Delaware limited liability company (“Macerich Walleye LLC”); IMI WALLEYE LLC, a Delaware limited liability company (“IMI Walleye LLC”); and WALLEYE RETAIL INVESTMENTS LLC, a Delaware limited liability company (“Walleye Investments LLC”), AS GUARANTORS; THE LENDERS FROM TIME TO TIME PARTY HERETO (collectively and severally, the “Lenders”); and DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York banking corporation, as administrative agent for the Lenders (in such capacity, the “Administrative Agent” or “DBTCA”) and as collateral agent for the Benefited Creditors.

RECITALS

A.            Pursuant to that certain Second Amended and Restated Credit Agreement, dated as of July 20, 2006, as amended or otherwise modified to date (the “Credit Agreement”), by and among the Borrower, MAC, the lenders from time to time party thereto (the “Existing Lenders”), and the Administrative Agent, the Existing Lenders have made $1,500,000,000 of revolving credit facilities available to the Borrower and certain subsidiaries and affiliates of the Borrower.  Initially capitalized terms used herein and not otherwise defined have the respective meanings given to such terms in the Credit Agreement.

B.            The Borrower has requested that certain modifications to the Credit Agreement as more fully set forth herein.

C.            The Lenders party hereto and the Borrower have agreed to amend the Credit Agreement and DBTCA has agreed to act as administrative agent on behalf of the Lenders and as collateral agent on behalf of the Benefited Creditors on the terms and subject to the conditions set forth herein and in the other Loan Documents.

NOW, THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

1.             Amendments to Annex I of the Credit Agreement.  Effective as of the date hereof, Annex I of the Credit Agreement is hereby amended as follows:

(a)           The definition of “Affiliate Guarantors” is hereby amended by deleting the words “Macerich Great Falls Limited Partnership, a California limited partnership” and “Macerich Oklahoma Limited Partnership, a California limited partnership” from that definition.

(b)           The definition of “Applicable Base Rate” is hereby amended in its entirety to read as follows:

“Applicable Base Rate” shall mean, with respect to any Base Rate Loan for the Interest Period applicable to such Base Rate Loan, the floating rate per annum equal to the daily average Base Rate in effect during the applicable calculation period plus the percentage (per annum) set forth below which corresponds to the applicable ratio of Total Liabilities to Gross Asset Value (expressed as a percentage) as measured at the end of each Fiscal Quarter:

Ratio of Total Liabilities to Gross Asset Value	Base Rate Spread

Less than 60%	0%

Greater than or equal to 60%	.10%

Notwithstanding the foregoing, if the Compliance Certificate is not delivered pursuant to the Credit Agreement for purposes of calculating the ratio of Total Liabilities to Gross Asset Value (or if such calculation cannot be made for any other reason), then the “Base Spread” above shall be .10%.  Any change in the Applicable Base Rate resulting from a change in the ratio of Total Liabilities to Gross Asset Value shall not take effect until the fifth Business Day after the Compliance Certificate with respect to a Fiscal Quarter is (or is required to be) delivered.

(c)           The definition of “Applicable LIBO Rate” is hereby amended in its entirety to read as follows:

“Applicable LIBO Rate” shall mean, with respect to any LIBO Rate Loan for the Interest Period applicable to such LIBO Rate Loan, the per annum rate equal to the Reserve Adjusted LIBO Rate plus the percentage (per annum) set forth below which corresponds to the applicable ratio of Total Liabilities to Gross Asset Value (expressed as a percentage) as measured at the end of each Fiscal Quarter:

Ratio of Total Liabilities to Gross Asset Value	LIBO Spread

Less than 50%	0.75%

Greater than or equal to 50% but less than 55%	0.90%

Greater than or equal to 55% but less than 60%	1.00%

Greater than or equal to 60%	1.10%

Notwithstanding the foregoing, if the Compliance Certificate is not delivered pursuant to the Credit Agreement for purposes of calculating the ratio of Total Liabilities to Gross Asset Value (or if such calculation cannot be made for any other reason), then the “LIBO Spread” above shall be 1.1%.  Any change in the Applicable LIBO Rate resulting from a change in the ratio of Total Liabilities to Gross Asset Value shall not take effect until the fifth Business Day after the Compliance Certificate with respect to a Fiscal Quarter is (or is required to be) delivered.

(d)           The definition of “Applicable Unused Line Fee Percentage” is hereby amended in its entirety to read as follows:

“Applicable Unused Line Fee Percentage” means, for any day, with respect to the unused line fee payable under Section 2.11 of the Credit Agreement, the applicable rate per annum set forth below under the caption “Unused Line Fee Rate” based upon the average daily Usage Percentage during the immediately preceding month or shorter period if calculated on the Commitment Termination Date:

Usage Percentage	Unused Line Fee Rate
Less than 50%	0.15%
Greater than or equal to 50%	0.10%

2.             Amendment Effective.  This First Amendment will be effective when:

(a)           this First Amendment has been duly executed and delivered by Borrower, the Administrative Agent, the Collateral Agent and the Lenders; and

(b)           the Borrower has paid the reasonable fees and expenses of the Administrative Agent in connection with this First Amendment.

3.             Covenants, Representations and Warranties of the Borrower.

(a)           The Borrower and each other Borrower Party (by its execution of this First Amendment), reaffirm all terms, covenants, representations and warranties (except to the extent such representations and warranties pertain solely to an earlier date as set forth in the Loan Documents) that they made in the Loan Documents, as Modified by this First Amendment.

(b)           The Borrower represents and warrants to the Lenders, the Administrative Agent and the Collateral Agent that (i) The Borrower has the legal power and authority to enter into this First Amendment without consent or approval by any third party and (ii) this First Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except, in each case, as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles affecting enforceability.

(c)           The Borrower represents and warrants to the Lenders, the Administrative Agent and the Collateral Agent that, as of the date hereof, (i) no Default or Event of Default has occurred and is continuing; (ii) no Default or Event of Default will occur as a result of the execution, delivery and performance by the Borrower of this Amendment; (iii) the Borrower has not given any notice of any uncured Default under the Credit Agreement; and (iv) there are no legal proceedings commenced or threatened by any Borrower Party against the Lenders, the Administrative Agent or the Collateral Agent.

(d)           The Borrower confirms and acknowledges that, as of the date hereof, neither it nor any other Borrower Party has any offsets, defenses, claims, counterclaims, setoffs, or other basis for reduction with respect to any of the obligations.

4.             Effect Upon Loan Documents.

(a)           Except as specifically set forth in this First Amendment, the Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(b)           The parties hereto specifically acknowledge and agree that the Credit Agreement, as hereby amended, is in full force and effect in accordance with its terms and has not been Modified, except pursuant to this First Amendment.

(c)           All references to the “Credit Agreement” in the Credit Agreement and any other Loan Document shall mean and refer to the Credit Agreement, as Modified hereby.

(d)           This First Amendment shall be a Loan Document for all purposes under the Credit Agreement.

(e)           Except to the extent expressly set forth herein, the execution, delivery and effectiveness of this First Amendment shall not operate as a waiver of any right, power or remedy of any Lender, the Administrative Agent or the Collateral Agent under the Loan Documents, or any other document, instrument or agreement executed and/or delivered in connection therewith.

5.             Governing Law.  THIS FIRST AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK; PROVIDED, HOWEVER, THAT AGENTS AND LENDERS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

6.             Counterparts.  This First Amendment may be executed by one or more of the parties to this First Amendment in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of such counterparts taken together shall be deemed to constitute but one and the same instrument.

[Signatures Begin on Next Page]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to the $1,500,000,000 Second Amended and Restated Revolving Loan Facility Credit Agreement to be executed as of the day and year first above written.

BORROWER:

THE MACERICH PARTNERSHIP, L.P.,
a Delaware limited partnership

By:	The Macerich Company,
a Maryland corporation,
Its general partner

	By:	/s/ Richard A. Bayer
		Name:	Richard A. Bayer
		Title:	Executive Vice President, Secretary
and General Counsel

GUARANTORS:

THE MACERICH COMPANY,
a Maryland corporation

By:	/s/ Richard A. Bayer
	Name:	Richard A. Bayer
	Title:	Executive Vice President, Secretary
and General Counsel

Signature Page to

Macerich FIRST AMENDMENT TO THE

$1,500,000,000 SECOND AMENDED AND RESTATED

REVOLVING LOAN FACILITY CREDIT AGREEMENT

MACERICH TWC II CORP.,
a Delaware corporation

By:	/s/ Richard A. Bayer
	Name:	Richard A. Bayer
	Title:	Executive Vice President, Secretary and
General Counsel

MACERICH TWC II LLC,
a Delaware limited liability company

By:	The Macerich Partnership, L.P.,
a Delaware limited partnership,
Its sole member

	By:	The Macerich Company,
a Maryland corporation,
Its general partner

		By:	/s/ Richard A. Bayer
			Name:	Richard A. Bayer
			Title:	Executive Vice President,
Secretary and General
Counsel

MACERICH WRLP CORP.,
a Delaware corporation

By:	/s/ Richard A. Bayer
	Name:	Richard A. Bayer
	Title:	Executive Vice President, Secretary and
General Counsel

Signature Page to

Macerich FIRST AMENDMENT TO THE

$1,500,000,000 SECOND AMENDED AND RESTATED

REVOLVING LOAN FACILITY CREDIT AGREEMENT

MACERICH WRLP, LLC,
a Delaware limited liability company

By:	The Macerich Partnership, L.P.,
a Delaware limited partnership,
Its sole member

	By:	The Macerich Company,
a Maryland corporation,
Its general partner

		By:	/s/ Richard A. Bayer
			Name:	Richard A. Bayer
			Title:	Executive Vice President,
Secretary and General
Counsel

MACERICH WRLP II CORP.,
a Delaware corporation

By:	/s/ Richard A. Bayer
	Name:	Richard A. Bayer
	Title:	Executive Vice President, Secretary and
General Counsel

MACERICH WRLP II, LP,
a Delaware limited liability company

By:	Macerich WRLP II Corp.,
a Delaware corporation,
Its general partner

	By:	/s/ Richard A. Bayer
		Name:	Richard A. Bayer
		Title:	Executive Vice President, Secretary
and General Counsel

Signature Page to

Macerich FIRST AMENDMENT TO THE

$1,500,000,000 SECOND AMENDED AND RESTATED

REVOLVING LOAN FACILITY CREDIT AGREEMENT

MACERICH WALLEYE LLC,
a Delaware limited liability company

By:	The Macerich Partnership, L.P.,
a Delaware limited partnership,
Its sole member

	By:	The Macerich Company,
a Maryland corporation,
Its general partner

		By:	/s/ Richard A. Bayer
			Name:	Richard A. Bayer
			Title:	Executive Vice President,
Secretary and General
Counsel

IMI WALLEYE LLC,
a Delaware limited liability company

By:	The Macerich Partnership, L.P.,
a Delaware limited partnership,
Its sole member

	By:	The Macerich Company,
a Maryland corporation,
Its general partner

		By:	/s/ Richard A. Bayer
			Name:	Richard A. Bayer
			Title:	Executive Vice President,
Secretary and General
Counsel

Signature Page to

Macerich FIRST AMENDMENT TO THE

$1,500,000,000 SECOND AMENDED AND RESTATED

REVOLVING LOAN FACILITY CREDIT AGREEMENT

MACERICH WESTSIDE ADJACENT LIMITED
PARTNERSHIP,
a California limited partnership

By:	Macerich Westside Adjacent GP Corp.,
a Delaware corporation,
Its general partner

	By:	/s/ Richard A. Bayer
		Name:	Richard A. Bayer
		Title:	Executive Vice President, Secretary
and General Counsel

MACERICH SASSAFRAS LIMITED PARTNERSHIP,
a California limited partnership

By:	Macerich Sassafras GP Corp.,
a Delaware corporation,
Its general partner

	By:	/s/ Richard A. Bayer
		Name:	Richard A. Bayer
		Title:	Executive Vice President, Secretary
and General Counsel

NORTHGATE MALL ASSOCIATES,
a California general partnership

By:	The Macerich Company,
a Maryland corporation,
Its general partner

	By:	/s/ Richard A. Bayer
		Name:	Richard A. Bayer
		Title:	Executive Vice President, Secretary
and General Counsel

Signature Page to

Macerich FIRST AMENDMENT TO THE

$1,500,000,000 SECOND AMENDED AND RESTATED

REVOLVING LOAN FACILITY CREDIT AGREEMENT

WALLEYE RETAIL INVESTMENTS LLC,
a Delaware limited liability company

By:	Macerich Walleye LLC,
a Delaware limited liability company,
Its managing member

	By:	The Macerich Partnership, L.P.,
a Delaware limited partnership,
Its sole member

		By:	The Macerich Company,
a Maryland corporation,
Its general partner

			By:	/s/ Richard A. Bayer
				Name:	Richard A. Bayer
				Title:	Executive Vice
President, Secretary and
General Counsel

Signature Page to

Macerich FIRST AMENDMENT TO THE

$1,500,000,000 SECOND AMENDED AND RESTATED

REVOLVING LOAN FACILITY CREDIT AGREEMENT

LENDERS AND AGENTS:

DEUTSCHE BANK TRUST COMPANY AMERICAS, as
Administrative Agent and a Lender

By:	/s/ James Rolison
	Name:	James Rolison
	Title:	Director

By:	/s/ Linda Wang
	Name:	Linda Wang
	Title:	Director

Signature Page to

Macerich FIRST AMENDMENT TO THE

$1,500,000,000 SECOND AMENDED AND RESTATED

REVOLVING LOAN FACILITY CREDIT AGREEMENT

Comerica Bank

By:	/s/ James Graycheck
Name:	JAMES GRAYCHECK
Title:	VICE PRESIDENT

P

GOLDMAN SACHS CREDIT PARTNERS L.P.

By:	/s/ Douglas Tansey
Name:	Douglas Tansey
Title:	Authorized Signatory

Emigrant Realty Finance, LLC

By:	/s/ David J. Feingold
Name:	David J. Feingold
Title:	Managing Director

BARCLAYS BANK PLC

By:	/s/ Esther Carr
Name:	Esther Carr
Title:	Manager

HUA NAN COMMERCIAL BANK, LTD.

NEW YORK AGENCY

By:	/s/ Henry Hsieh
Name:	Henry Hsieh
Title:	Assistant Vice President

E. Sun Commercial Bank, Ltd., Los Angeles Branch

By:	/s/ Benjamin Lin
Name:	Benjamin Lin
Title:	EVP & General Manager

[MIDFIRST BANK, a federally chartered savings association]

By:	/s/ Todd G. Wright
Todd G. Wright
Vice President

Union Bank of California

By:	/s/ Gilbert Rosas
Name:	Gilbert Rosas
Title:	Vice President

People’s United Bank

By:	/s/ Maurice Fry
Name:	Maurice Fry
Title:	Vice President

Signature Page to

Macerich FIRST AMENDMENT TO THE

$1,500,000,000 SECOND AMENDED AND RESTATED

REVOLVING LOAN FACILITY CREDIT AGREEMENT

Mega International Commercial Bank Co., Ltd., Los Angeles Branch

By:	/s/ Chia Jang Liu
Name:	Chia Jang Liu
Title:	SVP & General Manager

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Bryan Stevens
Name:	Bryan Stevens
Title:	Vice President

Chang Hwa Commercial Bank, Ltd., New York Branch

By:	/s/ Jim C.Y. Chen
Name:	Jim C.Y. Chen
Title:	VP & General Manager

BAYERISCHE LANDESBANK, New York Branch

By:	/s/ Timothy Wagner
Timothy Wagner
First Vice President

By:	/s/ Donna M. Quilty
Donna M. Quilty
Vice President

EUROHYPO AG, NEW YORK BRANCH, as
Lender

By:	/s/ Robert D. Gominiak
	Name:	Robert D. Gominiak
	Title:	Director

By:	/s/ Stephen Cox
	Name:	Stephen Cox
	Title:	Director

HYPO REAL ESTATE CAPITAL CORPORATION

By:	/s/ Christoph Donner
Name:	Christoph Donner
Title:	Managing Director

By:	/s/ Johann Jauss
Name:	Johann Jauss
Title:	Senior Associate

Signature Page to

Macerich FIRST AMENDMENT TO THE

$1,500,000,000 SECOND AMENDED AND RESTATED

REVOLVING LOAN FACILITY CREDIT AGREEMENT

U.S. BANK NATIONAL ASSOCIATION,
a national banking association

By:	/s/ Adrian Metter
	Name:	Adrian Metter
	Title:	Vice President

Land Bank of Taiwan

By:	/s/ Henry C.R. Leu
Name:	Henry C.R. Leu
Title:	Vice President & General Manager, Los Angeles Branch

PNC BANK, NATIONAL ASSOCIATION

By:	/s/
Name:
Title:	Senior Vice President

JPMorgan Chase Bank, N.A., as Syndication Agent and a Lender

By:	/s/ Marc E. Costantino
Name:	Marc E. Costantino
Title:	Executive Director

Sovereign Bank

By:	/s/ T. Gregory Donohue
Name:	T. Gregory Donohue
Title:	Senior Vice President

[LENDER]

By:	/s/ Mathels
Name:	Mathels
Title:	Exec. Dir.

Schappo 706382

/s/ Schappo

[LENDER]

By:	/s/	/s/ Christian Girke
Name:		Christian Girke
Title:	SVP	Vice President

Signature Page to

Macerich FIRST AMENDMENT TO THE

$1,500,000,000 SECOND AMENDED AND RESTATED

REVOLVING LOAN FACILITY CREDIT AGREEMENT

BANK OF AMERICA, N.A.

By:	/s/ James P. Johnson
Name:	James P. Johnson
Title:	Senior Vice President

The Royal Bank of Scotland, plc

By:	/s/ Brett E. Thompson
Name:	Brett E. Thompson
Title:	Vice President

United of Omaha Life Insurance Company

By:	/s/ B. Peter Newland III
Name:	B. Peter Newland III
Title:	Senior Vice President

THE BANK OF EAST ASIA, LIMITED, LOS ANGELES BRANCH

By:	/s/ David Loh
Name:	David Loh
Title:	EVP-Chief Lending Officer

By:	/s/ Victor Li
Name:	Victor Li
Title:	General Manager

ING REAL ESTATE FINANCE (USA), LLC

Senior Managing Agent

By:	/s/ Maria D. Kastanis
Name:	Maria D. Kastanis
Title:	Senior Director

First Commercial Bank, New York Agency

By:	/s/ Bruce M. J. Ju
Name:	Bruce M. J. Ju
Title:	SVP & General Manager

MORGAN STANLEY BANK

By:	/s/ Daniel Twenge
Name:	Daniel Twenge
Title:	Authorized Signatory
Morgan Stanley Bank

RAYMOND JAMES BANK, FSB

By:	/s/ William J. Hindman
Name:	William J. Hindman
Title:	Vice President, Senior Real Estate Banker

Signature Page to

Macerich FIRST AMENDMENT TO THE

$1,500,000,000 SECOND AMENDED AND RESTATED

REVOLVING LOAN FACILITY CREDIT AGREEMENT

MERRILL LYNCH BANK USA,

By:	/s/ David Millett
Name:	David Millett
Title:	Vice President

[LENDER]

By:	/s/ Gabe Potyondy
Name:	Gabe Potyondy
Title:	Vice President
Investment Advisor to
AIB Debt Management Limited

By:	/s/ Derrick Lynch
Name:	Derrick Lynch
Title:	Vice President
Investment Advisor to
AIB Debt Management, Limited

SOCIÉTÉ GÉNÉRALE

By:	/s/ Don Mason
Name:	Don Mason
Title:	Managing Director

Calyon New York Branch

By:	/s/ John A. Wain
Name:	John A. Wain
Title:	Managing Director

By:	/s/ Daniel J. Reddy
Name:	Daniel J. Reddy
Title:	Director

BANK OF THE WEST,

a California banking corporation

By:	/s/ Pamela McGlynn
Pamela McGlynn, Vice President and
Documentation Supervisor

By:	/s/ Stacey Michrowski
Stacey Michrowski,
Senior Vice Presient

Signature Page to

Macerich FIRST AMENDMENT TO THE

$1,500,000,000 SECOND AMENDED AND RESTATED

REVOLVING LOAN FACILITY CREDIT AGREEMENT